Exhibit 10.2

VIZIO, INC.

2007 INCENTIVE AWARD PLAN

(ADOPTED AUGUST 1, 2007)

The purpose of the Vizio, Inc. 2007 Incentive Award Plan is to promote the success and enhance the value of Vizio, Inc., a California corporation, by linking the personal interests of the members of the Board, Employees and Consultants, to those of the Company’s shareholders and by providing such individuals with an incentive for performance to generate returns to Company shareholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees and Consultants upon whose judgment, interest, and special effort the successful conduct of the operation of the Company and its Subsidiaries is largely dependent.

ARTICLE 1

DEFINITIONS AND CONSTRUCTION

1.1 Definitions. The following words and phrases shall have the following meanings:

(a) “Administrator” means the Board, except that, if a committee is appointed pursuant to Section 10.1, the term “Administrator” shall mean such committee as to those duties, powers and responsibilities specifically conferred upon such committee.

(b) “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Dividend Equivalents award, a Stock Payment award, or a Restricted Stock Unit award granted to a Participant pursuant to the Plan.

(c) “Award Agreement” means any written or electronic agreement, contract, or other instrument or document evidencing an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Change in Control” means and includes any of the following transactions or events occurring on or after the Effective Date:

(i) the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Exchange Act and the rules thereunder) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of the Company that represent 50% or more of the combined voting power of the Company’s then outstanding voting securities, other than

(A) an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan

(or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

(B) an acquisition of voting securities by the Company or a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the stock of the Company, or

(C) an acquisition of voting securities pursuant to a transaction described in subsection (iii) below that would not be a Change in Control under subsection (iii);

Notwithstanding the foregoing, the following event shall not constitute an “acquisition” by any person or group for purposes of this Section 1.1(e): an acquisition of the Company’s securities by the Company which causes the Company’s voting securities beneficially owned by a person or group to represent 50% or more of the combined voting power of the Company’s then outstanding voting securities; provided, however, that if a person or group shall become the beneficial owner of 50% or more of the combined voting power of the Company’s then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change in Control; or

(ii) during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in subsections (i) or (iii) of this Section 1.1(e)) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(iii) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of a merger, consolidation, reorganization, or business combination, a sale or other disposition of all or substantially all of the Company’s assets, or the acquisition of assets or stock of another entity, in each case, other than a transaction

(A) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least 50% of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(B) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this paragraph (iii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(iv) the Company’s shareholders approve a liquidation or dissolution of the Company.

For purposes of subsection (i) above, the calculation of voting power shall be made as if the date of the acquisition were a record date for a vote of the Company’s shareholders, and for purposes of subsection (iii) above, the calculation of voting power shall be made as if the date of the consummation of the transaction were a record date for a vote of the Company’s shareholders.

Notwithstanding the foregoing, a transaction shall not constitute a “Change in Control” if: (i) its sole purpose is to change the state of the Company’s incorporation; (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction; or (iii) it constitutes the Company’s initial public offering of its securities.

The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

(f) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations issued thereunder.

(g) “Committee” means a committee of the Board described in Article 10.

(h) “Common Stock” means the common stock of the Company and such other securities of the Company that may be substituted for Common Stock pursuant to Article 9.

(i) “Company” means Vizio, Inc., a California corporation.

(j) “Consultant” means any consultant or adviser if:

(1) The consultant or adviser renders bona fide services to the Company or any Subsidiary;

(2) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(3) The consultant or adviser is a natural person.

(k) “Disability” means permanent and total disability within the meaning of Section 22(e)(3) of the Code, as amended from time to time.

(l) “Dividend Equivalents” means a right granted to a Participant pursuant to Section 7.1 to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock.

(m) “Effective Date” means the date of the initial adoption of the Plan by the Board.

(n) “Eligible Individual” means any person who is a member of the Board, a Consultant or an Employee, as determined by the Administrator.

(o) “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(q) “Fair Market Value” means, as of any date, the value of a share of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange, its Fair Market Value shall be the closing sales price for a share of Common Stock as quoted on such exchange for such date or, if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but closing sales prices are not reported, its Fair Market Value shall be the mean of the high bid and low asked prices for a share of the Common Stock on the date in question or, if there are no high bid and low asked prices for a share of the Common Stock on the date in question, the high bid and low asked prices for a share of the Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) If the Common Stock is neither listed on an established stock exchange nor regularly quoted by a recognized securities dealer, the Administrator shall determine the Fair Market Value for a share of the Common Stock in good faith by the reasonable application of a reasonable valuation method.

(r) “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

(s) “Misconduct” means the commission of any act of fraud, embezzlement or dishonesty by the Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company (or any Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Company (or any Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Company (or any Subsidiary) to discharge or dismiss any Participant or other person in the service of the Company (or any Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

(t) “Non-Employee Director” means a member of the Board who is not an Employee.

(u) “Non-Qualified Stock Option” means an Option that is not intended to be or otherwise does not qualify as an Incentive Stock Option.

(v) “Option” means a right granted to a Participant pursuant to Article 4 of the Plan to purchase a specified number of shares of Common Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

(w) “Participant” means any Eligible Individual who, as a member of the Board, an Employee or a Consultant, has been granted an Award pursuant to the Plan.

(x) “Plan” means this Vizio, Inc. 2007 Incentive Award Plan, as it may be amended from time to time.

(y) “Public Trading Date” means the first date upon which the issuer is subject to the reporting requirements of Section 13 or 15(d)(2) of the Exchange Act.

(z) “Restricted Stock” means Common Stock awarded to a Participant pursuant to Article 5 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

(aa) “Restricted Stock Unit” means a right to receive a share of Common Stock during specified time periods granted pursuant to Section 7.3.

(bb) “Securities Act” means the Securities Act of 1933, as amended from time to time.

(cc) “Section 409A Award” has the meaning set forth in Section 8.1.

(dd) “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 6 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over the exercise price specified for such number of shares of Common Stock, as set forth in the applicable Award Agreement.

(ee) “Stock Payment” means (a) a payment in the form of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of any bonus,

deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Section 7.2.

(ff) “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

(gg) “Termination of Consultancy” means the time when the engagement of a Participant as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death, disability or retirement, but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, without limitation, the question of whether a Termination of Consultancy resulted from a discharge for Misconduct, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. For purposes of the Plan, the engagement of a Participant as a Consultant to a Subsidiary shall be deemed to be terminated in the event that the Subsidiary engaging such Participant ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off of the Company or any Subsidiary).

(hh) “Termination of Directorship” shall mean the time when a Participant who is a Non-Employee Director ceases to be a member of the Board for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Non-Employee Directors.

(ii) “Termination of Employment” shall mean the time when the employee-employer relationship between a Participant and the Company or any Subsidiary is terminated for any reason, with or without cause, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding: (a) terminations where there is a simultaneous reemployment or continuing employment of a Participant by the Company or any Subsidiary, and (b) terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, without limitation, the question of whether a Termination of Employment resulted from a discharge for Misconduct, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. For purposes of the Plan, a

Participant’s employee-employer relationship shall be deemed to be terminated in the event that the Subsidiary employing such Participant ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off of the Company or any Subsidiary)

ARTICLE 2

SHARES SUBJECT TO THE PLAN

2.1 Number of Shares.

(a) Subject to Article 9, the aggregate number of shares of Common Stock which may be issued or transferred pursuant to Awards under the Plan shall be 116,210 shares.

(b) To the extent that an Award terminates, expires, or is cancelled or lapses for any reason, any shares of Common Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Additionally, any shares of Common Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. If shares of Common Stock issued pursuant to Awards are forfeited by a Participant or repurchased by the Company pursuant to Section 4.4 or Section 5.3 hereof, such shares of Common Stock shall become available for future grant under the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Award shall not be counted against the shares available for issuance under the Plan.

(c) Notwithstanding the provisions of this Section 2.1, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Section 422 of the Code.

2.2 Stock Distributed. Any Common Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury stock or, on and after the Public Trading Date, Common Stock purchased on the open market.

ARTICLE 3

ELIGIBILITY AND PARTICIPATION

3.1 Eligibility. Persons eligible to participate in this Plan include all Employees, Consultants and members of the Board, as determined by the Administrator.

3.2 Participation. Subject to the provisions of the Plan, the Administrator may, from time to time, select from among all Eligible Individuals those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award pursuant to this Plan.

3.3 Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Eligible Individuals, the Administrator, in its discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (iii)

modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitation contained in Section 2.1 of the Plan; and (v) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Securities Act, the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

ARTICLE 4

STOCK OPTIONS

4.1 General. The Administrator is authorized to grant Options to Eligible Individuals on the following terms and conditions:

(a) Exercise Price. The exercise price per share of Common Stock subject to an Option shall be determined by the Administrator and set forth in the Award Agreement.

(b) Time and Conditions of Exercise. The Administrator shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years. The Administrator shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. The Administrator may extend the post-termination exercise period of any outstanding Option in connection with any Termination of Employment, Termination of Directorship or Termination of Consultancy of the Participant holding such Option, or amend any other term or condition of such Option relating to such a Termination of Employment, Termination of Directorship or Termination of Consultancy.

(c) Payment. The Administrator shall determine the methods, terms and conditions by which the exercise price of an Option may be paid, and the form and manner of payment, including, without limitation, payment in the form of cash, a promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, shares of Common Stock, or other lawful consideration acceptable to the Administrator and payment through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale, and the methods by which shares of Common Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option, or continue any extension of credit with respect to the exercise price of an Option with a loan from the Company or a loan arranged by the Company, in any method which would violate Section 13(k) of the Exchange Act.

(d) Evidence of Grant. All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Administrator.

4.2 Incentive Stock Options. Incentive Stock Options may be granted only to employees (as defined in accordance with Section 3401(c) of the Code) of the Company or a Subsidiary which constitutes a “subsidiary corporation” of the Company within Section 424(f) of the Code or a “parent corporation” of the Company within the meaning of Section 424(e) of the Code and the terms of any Incentive Stock Options granted pursuant to the Plan must comply with the following additional provisions of this Section 4.2 in addition to the requirements of Section 4.1:

(a) Ten Percent Owners. An Incentive Stock Option may be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any “subsidiary corporation” of the Company or “parent corporation” of the Company (each within the meaning of Section 424 of the Code) only if such Option is granted at an exercise price per share that is not less than 110% of the Fair Market Value per share of the Common Stock on the date of the grant and the Option is exercisable for no more than five years from the date of grant.

(b) Transfer Restriction. An Incentive Stock Option shall not be transferable by the Participant other than by will or by the laws of descent or distribution.

(c) Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(d) Failure to Meet Requirements. Any Option (or portion thereof) purported to be an Incentive Stock Option which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.

4.3 Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b) The completion of any registration or other qualification of such shares under any federal, state or foreign law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any federal, state or foreign governmental agency which the Administrator shall, in its discretion, determine to be necessary or advisable;

(d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

(e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 4.1(c).

4.4 Early Exercisability. The Administrator may provide in the terms of a Participant’s Award Agreement that the Participant may, at any time before the Participant’s status as an Employee, member of the Board or Consultant terminates, exercise the Option(s) granted to such Participant in whole or in part prior to the full vesting of the Option(s); provided, however, that shares of Common Stock acquired upon exercise of an Option which has not fully vested shall be subject to any forfeiture, transfer or other restrictions as the Administrator may determine in its discretion.

4.5 Paperless Exercise. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Options by a Participant may be permitted through the use of such an automated system.

ARTICLE 5

RESTRICTED STOCK AWARDS

5.1 Grant of Restricted Stock. The Administrator is authorized to make awards of Restricted Stock to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. All awards of Restricted Stock shall be evidenced by an Award Agreement.

5.2 Issuance and Restrictions. Restricted Stock shall be subject to such repurchase restrictions, forfeiture restrictions, restrictions on transferability and other restrictions as the Administrator may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances or in such installments or otherwise as the Administrator determines at the time of the grant of the Award or thereafter.

5.3 Repurchase or Forfeiture. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon a Participant’s Termination of Employment, Termination of Directorship or Termination of Consultancy during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited or subject to repurchase by the Company (or its assignee) under such terms as the Administrator shall determine; provided, however, that the Administrator may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of a Participant’s Termination of Employment, Termination of Directorship or Termination of Consultancy, and (b) in other cases, waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

5.4 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse or the Award Agreement may provide that the shares shall be held in escrow by an escrow agent designated by the Company.

ARTICLE 6

STOCK APPRECIATION RIGHTS

6.1 General. The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals on the following terms and conditions:

(a) Exercise Price. The exercise price per share of Common Stock subject to a Stock Appreciation Right shall be determined by the Administrator and set forth in the Award Agreement.

(b) Time and Conditions of Exercise. The Administrator shall determine the time or times at which a Stock Appreciation Right may be exercised in whole or in part; provided that the term of any Stock Appreciation Right granted under the Plan shall not exceed ten years. The Administrator shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Stock Appreciation Right may be exercised. A Stock Appreciation Right shall cover such number of shares of Common Stock as the Administrator may determine. The exercise price per share of Common Stock subject to each Stock Appreciation Right shall be set by the Administrator. The Administrator may extend the post-termination exercise period of any outstanding Stock Appreciation Right in connection with any Termination of Employment, Termination of Directorship or Termination of Consultancy of the Participant holding such Stock Appreciation Right, or amend any other term or condition of such Stock Appreciation Right relating to such a Termination of Employment, Termination of Directorship or Termination of Consultancy.

(c) Amount of Payment. A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying (i) the amount (if any) by which the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right exceeds the exercise price per share of the Stock Appreciation Right, by (ii) the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose.

(d) Evidence of Grant. All Stock Appreciation Rights shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Administrator.

6.2 Form of Payment and Limitations on Exercise.

(a) Payment of the amounts determined under Section 6.1(c) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Administrator. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock issuable upon the exercise of any Stock Appreciation Right prior to fulfillment of the conditions set forth in Section 4.3 above.

(b) Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Administrator.

6.3 Paperless Exercise. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Appreciation Rights, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Appreciation Rights by a Participant may be permitted through the use of such an automated system.

ARTICLE 7

OTHER TYPES OF AWARDS

7.1 Dividend Equivalents. Any Eligible Individual selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on the shares of Common Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator; provided, however, that payment of such amounts shall not be conditioned upon exercise of any Option or Stock Appreciation Right.

7.2 Stock Payments. Any Eligible Individual selected by the Administrator may receive Stock Payments in the manner determined from time to time by the Administrator; provided, that, unless otherwise determined by the Administrator, such Stock Payments shall be made in lieu of base salary, bonus or other cash compensation otherwise payable to such Eligible Individual. The number of shares shall be determined by the Administrator and may be based upon performance goals determined appropriate by the Administrator.

7.3 Restricted Stock Units. The Administrator is authorized to make awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. Alternatively, Restricted Stock Units may become fully vested and nonforfeitable pursuant to the satisfaction of one or more performance goals as the Administrator determines to be appropriate at the time of the grant of the Restricted Stock Units or thereafter, in each case on a specified date or dates or over any period or periods determined by the Administrator. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Eligible Individual to whom the Award is granted. On the maturity date, the Company shall transfer to the Participant one unrestricted, fully transferable share of Common Stock for each Restricted Stock Unit that is vested and scheduled to be distributed on such date and not previously forfeited.

7.4 Term. Except as otherwise provided herein, the term of any award of Dividend Equivalents, Stock Payments or Restricted Stock Units shall be set by the Administrator in its discretion.

7.5 Exercise or Purchase Price. The Administrator may establish the exercise or purchase price, if any, for the shares of Common Stock subject to any Restricted Stock Unit award or Stock Payment award; provided, however, that such price shall not be less than the par value of a share of Common Stock on the date of grant, unless otherwise permitted by applicable state law.

7.6 Form of Payment. Payments with respect to any Awards granted under Sections 7.1, 7.2 or 7.3 shall be made in cash, in Common Stock or a combination of both, as determined by the Administrator.

7.7 Award Agreement. All Awards under this Article 7 shall be subject to such additional terms and conditions as determined by the Administrator and shall be evidenced by a written Award Agreement.

ARTICLE 8

PROVISIONS APPLICABLE TO AWARDS

8.1 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

8.2 Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event of the Participant’s Termination of Employment, Termination of Directorship or Termination of Consultancy, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

8.3 Limits on Transfer.

(a) Except as otherwise provided by the Administrator pursuant to Section 8.3(b), no right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Administrator pursuant to Section 8.3(b), no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed.

(b) Notwithstanding Section 8.3(a), the Administrator, in its discretion, may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) any Award which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award); and (iii) the Participant and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (C) evidence the transfer. For purposes of this Section 8.3(b), “Permitted Transferee” shall mean, with respect to a Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests, or any other transferee specifically approved by the Administrator.

8.4 Beneficiaries. Notwithstanding Section 8.3, a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Administrator prior to the Participant’s death.

8.5 Stock Certificates; Book Entry Procedures.

(a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Common Stock issued or transferred pursuant to any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange or automated quotation system on which the Common Stock is listed, quoted, or traded. All stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with the securities laws or other laws, rules and regulations of any federal, state, or foreign jurisdiction, and the rules of any exchange or automated quotation system on which the Common Stock is listed, quoted, or traded. The Administrator may place legends on any stock certificate to reference restrictions applicable to the Common Stock. In addition to the terms and conditions provided herein, the Administrator may require that a Participant make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(b) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Common Stock issued in connection with any Award or exercise of any Award and instead such shares of Common Stock will be recorded in the books of the Company (or as applicable, its transfer agent or stock plan administrator).

ARTICLE 9

CHANGES IN CAPITAL STRUCTURE

9.1 Adjustments.

(a) In the event of any stock dividend, stock split, reverse stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, reclassification, distribution of assets (other than normal cash dividends), or any other corporate event affecting the Common Stock or the share price of the Common Stock, then the Administrator shall equitably adjust any or all of the following in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award:

(1) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued);

(2) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards;

(3) the grant or exercise price per share with respect to any outstanding Award; and

(4) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto);

(b) In the event of any transaction or event described in Section 9.1(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, and whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Administrator, in its discretion and on such terms and conditions as it deems appropriate, either by amendment of the terms of any outstanding Awards or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions:

(i) To provide for either (A) termination of any such Award in exchange for an amount of cash and/or other property equal to the amount, if any, that would have been received upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 9.1(b) the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its discretion;

(ii) To provide that such Award be assumed by the successor or survivor entity, or a Subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor entity, or a Subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii) To provide that any repurchase rights (or forfeiture restrictions) in favor of the Company with respect to such Award are assigned to the successor or survivor corporation, or a Subsidiary thereof, or otherwise continued in effect, with appropriate adjustments as to the number and kind of shares and prices;

(iv) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards, and options, rights and awards which may be granted in the future;

(v) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(vi) To provide that the Award cannot vest, be exercised or become payable after such event.

9.2 Acceleration upon a Change in Control. Notwithstanding anything to the contrary contained in Section 9.1, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company and a Participant, if a Change in Control occurs and a Participant’s Awards are not continued, converted, assumed or replaced by (a) the Company or a Subsidiary, or (b) the surviving or successor entity or its Subsidiary, such Awards shall become fully exercisable and/or payable, as applicable, and all forfeiture, repurchase and other restrictions on such Awards shall lapse immediately prior to such Change in Control. Upon, or in anticipation of, a Change in Control, the Administrator may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including without limitation, the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Administrator, in its discretion, shall determine. The Administrator shall have the discretion to determine whether an Award has been continued, converted, assumed or replaced in connection with a Change in Control.

9.3 No Other Rights. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 10

ADMINISTRATION

10.1 Administrator. The Plan shall be administered by the Board. The Board may delegate administration of the Plan to one or more Committees, each consisting of two or more members of the Board. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to applicable laws and such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Notwithstanding the foregoing, however, from and after the Public Trading Date, a Committee of the Board shall administer the Plan and such Committee shall consist solely of two or more members of the Board each of whom is intended to be an “outside director,” within the meaning of Section 162(m) of the Code, and a “non-employee director,” within the meaning of Rule 16b-3(b)(3)(i). Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Non-Employee Directors. In its discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan except with respect to matters which, following the Public Trading Date, are required to be determined in the discretion of the Committee under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

10.2 Action by the Administrator. A majority of the members of the Administrator shall constitute a quorum. The acts of a majority of the members of the Administrator present at any meeting at which a quorum is present, and, subject to applicable law, acts approved in writing by a majority of the members of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

10.3 Authority of Administrator. Subject to any specific designation in the Plan, the Administrator has the exclusive power, authority and discretion to:

(a) Designate Eligible Individuals to receive Awards;

(b) Determine the type or types of Awards to be granted to each Eligible Individual;

(c) Determine the number of Awards to be granted and the number of shares of Common Stock to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, without limitation, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its discretion determines;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Common Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

10.4 Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, or any Award Agreement, and all decisions and determinations by the Administrator with respect to the Plan, are final, binding, and conclusive on all parties.

ARTICLE 11

EFFECTIVE AND EXPIRATION DATE

11.1 Effective Date. The Plan will be submitted for the approval of the Company’s shareholders no later than twelve months from the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such shareholder approval, provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse prior to the time when the Plan is approved by the shareholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

11.2 Expiration Date. No Award may be granted pursuant to the Plan after the tenth anniversary of the earlier of (i) the date this Plan is approved by the Board or (ii) the date this Plan is approved by the Company’s shareholders. All Awards that are outstanding on the expiration date of the Plan shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 12

AMENDMENT, MODIFICATION, AND TERMINATION

12.1 Amendment, Modification, and Termination. The Board may terminate, amend or modify the Plan at any time and from time to time; provided, however, that to the extent necessary to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required. The Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Option holders, the cancellation of any or all outstanding Options under the Plan and to grant in substitution therefor new Options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

12.2 Awards Previously Granted. No amendment or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant. If the Plan is terminated, all Awards that are outstanding at such time shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 13

GENERAL PROVISIONS

13.1 No Rights to Awards. No Eligible Individual, Participant or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Participants or other persons uniformly.

13.2 No Shareholder Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to shares of Common Stock covered by any Award until the Participant becomes the record owner of such shares of Common Stock.

13.3 Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event related to an Award granted to such Participant under the Plan. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company or a Subsidiary, as applicable, withhold shares of Common Stock otherwise issuable under an Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Administrator) after such shares of Common Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall not exceed the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and employment tax purposes that are applicable to such supplemental taxable income.

13.4 No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or service at any time, with or without cause, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

13.5 Unfunded Status of Awards. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company and/or its Subsidiaries may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company and/or its Subsidiaries under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or a Subsidiary, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company or a Subsidiary, as the case may be, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

13.6 Indemnification. To the extent allowable pursuant to applicable law, the Administrator (and each member thereof) shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.7 Relationship to Other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

13.8 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

13.9 Titles and Headings. The titles and headings in the Plan are for convenience of reference only and are not to serve as a basis for interpretation or construction of the Plan.

13.10 Fractional Shares. No fractional shares of Common Stock shall be issued and the Administrator shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

13.11 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

13.12 Government and Other Regulations. The obligation of the Company to make payment of awards in Common Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act any of the shares of Common Stock issued or transferred pursuant to the Plan. If the shares issued or transferred pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

13.13 Governing Law. The Plan and all Award Agreements shall be construed in accordance with, and governed by, the laws of the State of California, without regard to the conflicts of law principles thereof.

13.14 Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

13.15 Compliance with California Securities Laws. Prior to the Public Trading Date, this Plan is intended to comply with Section 25102(o) of the California Corporations Code and the regulations issued thereunder. Appendix I to the Plan sets forth the requirements under Section 25102(o) of the California Corporations Code and the regulations issued thereunder and is incorporated herein by reference. If any of the provisions contained in this Plan are inconsistent with such requirements or Appendix I, such provisions shall be deemed null and void. The invalidity of any provision of this Plan shall not affect the validity or enforceability of any other provision of this Plan, which shall remain in full force and effect.

13.16 Appendices. The Board may approve such supplements to, or amendments, or appendices to, the Plan as it may consider necessary or appropriate for purposes of compliance with applicable laws or otherwise and such supplements, amendments or appendices shall be considered a part of the Plan; provided, however, that no such supplements, amendments or appendices shall increase the share limitation contained in Section 2.1 of the Plan.

* * * * *

I hereby certify that the foregoing Vizio, Inc. 2007 Incentive Award Plan was duly adopted by the Board of Directors of Vizio, Inc. in August 2007.

* * * * *

I hereby certify that the foregoing Vizio, Inc. 2007 Incentive Award Plan was approved by the shareholders of Vizio, Inc. in August 2007.

Executed on this 5th day of November, 2008.

/s/ William Wang
Secretary, Vizio, Inc.

APPENDIX I

TO

VIZIO, INC.

2007 INCENTIVE AWARD PLAN

California State Securities Law Compliance

Notwithstanding anything to the contrary contained in the Vizio, Inc. 2007 Incentive Award Plan (the “Plan”), the provisions set forth in this Appendix shall apply to all Awards granted to residents of California at any time prior to the Public Trading Date; provided, however, that the provisions set forth in this Appendix shall not apply to Awards granted to residents of California in reliance upon the exemption set forth under Section 25102(f) of the California Corporations Code. This Appendix shall be of no force or effect at any time on or after the Public Trading Date. Definitions as set out in Article I of the Plan are applicable to this Appendix.

The purpose of this Appendix is to set forth those provisions of the Plan necessary to comply with applicable California securities laws. If any of the provisions contained in this Appendix are inconsistent with such requirements, such provisions shall be deemed null and void. The invalidity of any provision of this Appendix shall not affect the validity or enforceability of any other provision of this Appendix, which shall remain in full force and effect.

References to Articles and Sections set forth in this Appendix are to those Articles and Sections of the Plan.

1.1 Exercisability Following Termination.

(a) Termination Other Than Death or Disability or for Cause. If a Participant has a termination of employment or service for any reason other than by reason of the Participant’s disability or death or the Participant’s termination by the Company or a Subsidiary for cause, such Participant may exercise his or her Award within such period of time as is specified in the Award Agreement to the extent that the Award is vested on the date of termination; provided, however, that such period of time shall not be less than 30 days (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement).

(b) Death of Participant. If a Participant has a termination of employment or service as a result of the Participant’s death, the Award may be exercised within such period of time as is specified in the Award Agreement; provided, however, that such period of time shall not be less than six months (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement), by the Participant’s estate or by a person who acquires the right to exercise the Award by bequest or inheritance, but only to the extent that the Award is vested on the date of death.

(c) Disability of Participant. If a Participant has a termination of employment or service as a result of the Participant’s disability, such Participant may exercise his or her Award within such period of time as is specified in the Award Agreement to the extent that the Award is vested on the date of termination; provided, however, that such period of time shall not be less than six months (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement).

(d) Termination for Misconduct. If a Participant’s termination of employment or service is terminated by the Company or a Subsidiary for Misconduct, the Award shall terminate immediately and cease to remain outstanding.

2.1 Information Rights. To the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall provide to each Participant and to each individual who acquires Common Stock pursuant to the Plan, not less frequently than annually during the period such Participant has one or more Awards outstanding, and, in the case of an individual who acquires Common Stock pursuant to the Plan, during the period such individual owns such Common Stock, copies of annual financial statements.

Notwithstanding the preceding sentence, the Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

3.1 Transferability. No Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution or, with respect to Awards other than Incentive Stock Options, to a revocable trust or as would be permitted by Rule 701 of the Securities Act.

A-2